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                                                                   EXHIBIT 10.05

Appendix 2

                           SALES & PURCHASE AGREEMENT
                             (English Translation)

RENG BANG INFORMATION CO., LTD is called "A" company as below:
ACENET INTERNATIONAL CO., LTD is called "B" company as below:

Both of agree the rules in this contract as follow:

1.   This Agreement mainly for commerce of "A" and "B" company.

2. All Community Network Service belong to "A" company are transfer to "B" company, and magnify its business market.

3. Both of "A" and "B" company agree that "B" company will invest NT$40,000,000 to buy all equipments with e-Building. Community Service right and others skills of the Business Management from "A" company.

4.   The total price of Commerce is NT$40,000,000.

     4.1 "A" company should transfer all rights of community as follows to "B" company on June 30, 2001, and "B" need to disburse NT$20,000,000 as Rule 5 in this contract, it include as follow:
     * All equipments of the generator room in 75 Community with contract of "A" company. The list is as attach (without Wireless equipments).
     * There set tools box of North, Middle and South area.
     * Total 1963 Community Information.
     * All system and working model for Customer Service Center.
     * All working model for 0800 phone system.

     4.2 "A" company should transfer all rights of community as follows to "B" company on Dec, 31, 2001, and "B" company need to disburse NT$20,000,000 as Rule 5 in this contract, it include as follow:
     * All equipments of the generator room in 75 Community with contract of "A", The list is as attach (without Wireless equipments).
     * All information and business right of 150 contract community.
     * All working system in construction.
     * There set tools box of North, Middle and South area.
     * All marketing proposals with e-building.
     * All bonus system of sales and customer charge criterion.

5.   Type of Payment

     5.1 "A" company should notify to "B" company on June 30, 2001 and December 31, 2001 with Paper and "B" company have their offers to check and accept. For this reason, "B" company have to check and accept in 30 days after it got the notification from "A" company. If "B" company have no check in these time, then means it was check OK, and "A" company need to correct it and notify "B" company in 15 days if it was not check OK.

     5.2 "B" company need to pay in full in 60 days after it check and accept and need to notify "A" company immediately with any dispute or "A" company could dissolution of contract with any responsibility in Law.

6. If any rule need be changed in the contract that must be agreed by both of "A" and "B" company.

7. The Contract attach 1. The list of community equipments 2. The name of 150 communities which are contracted 3. The name for 1963 communities.

8.   This contract with a duplicate copy for "A" and "B" company.

This Agreement is make on the 30th June, 2001.

                         "A" COMPANY: RENG BANG INFORMATION CO., LTD
                              C.E.O. LI-LUNG, CHEN
                              ADD: 300 4TH FLOOR-3 NO. 6, LAND 99, POODING
                                   RD, HSINCHU CITY, TAIWAN, R.O.C.
                              NO. 23788629

                         "B" COMPANY: ACENET INFORMATION CO., LTD
                              C.E.O. YI-JIA, CHANG
                              ADD: 300 4TH FLOOR-5 NO. 6, LAND 99, POODING
                                   RD, HSINCHU CITY, TAIWAN, R.O.C.
                              NO. 23788629